PDL BioPharma™



# Jefferies 2012 Global Healthcare Conference

June 6, 2012

# Forward Looking Statements

**This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.**

**Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:**

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire royalty-related assets;
- The outcome of pending litigation or disputes, including PDL's current dispute with Genentech related to ex-U.S. sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

**Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.**

PDL BioPharma

# Key Information

| | |
|---|---|
| *Ticker* | PDLI (NASDAQ) |
| *Location* | Incline Village, Nevada |
| *Employees* | Less than 10 |
| *2011 Revenues* | $362 million |
| *2011 Expenses* | $18.3 million |
| *2012 Regular Dividends (Payable Date)* | $0.15 /share paid on March 14 and to be paid on June 14, September 14 and December 14 |
| *2012 Regular Dividends (Record Date)* | March 7, June 7, September 7 and December 7 |
| *Q1-2012 Cash Position[1]* | $192.5 million |
| *Shares O/S[2]* | ~ 140 million |
| *Average Daily Volume* | ~ 1.5 million shares |

1. As of March 31, 2012; 2. Not fully diluted

PDL BioPharma



# Overview of PDL BioPharma



# Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system
- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over $17 billion

# Mission Statement

- **Queen et al. Patents**
  - Manage patent portfolio
  - Manage license agreements
- **Optimize return for shareholders**
- **Obtain new revenue generating assets**
  - Assets that improve shareholder return
  - Backed by commercial stage products
  - Differentiated product profile
  - Indifferent as to therapeutic field
  - Target value of $75-150 million

# Corporate Governance

## Management

**John McLaughlin**
President & CEO

**Bruce Tomlinson**[1]
VP & CFO

**Christopher Stone**
VP, General Counsel & Secretary

**Caroline Krumel**
VP of Finance

**Danny Hart**
Deputy General Counsel

## Board of Directors

**Fred Frank**
Lead Director

**Jody Lindell**

**John McLaughlin**

**Paul Sandman**

**Harold Selick**

1. As of June 11, 2012

PDL BioPharma


PDL
BioPharma

# Licensed Products and Royalty Revenue



# Approved Licensed Products: Overview

| Product | Licensee | 2011 WW Sales | Approved Indications |
|---|---|---|---|
| AVASTIN bevacizumab | Genentech (US) and Roche (ex-US) | $5.7 billion | Metastatic colorectal cancer<br>Advanced non-small cell lung cancer<br>Renal cancer<br>Metastatic HER2 – breast cancer<br>Glioblastoma<br>Ovarian cancer |
| Herceptin trastuzumab | Genentech (US) and Roche (ex-US) | $5.7 billion | Metastatic HER2+ breast cancer<br>Metastatic HER2+ stomach cancer |
| LUCENTIS RANIBIZUMAB INJECTION | Genentech (US) and Novartis (ex-US) | $3.6 billion | Wet age-related macular degenerative (AMD)<br>Macular edema or swelling following retinal vein occlusion<br>Diabetic macular edema |
| Xolair Omalizumab | Genentech (US) and Novartis (ex-US) | $1.1 billion | Moderate to sever persistent allergic asthma<br>Fist approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma |
| TYSABRI (natalizumab) | Biogen Idec and Elan | $1.1 billion | Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease<br>Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies |
| ACTEMRA tocilizumab | Roche and Chugai | $0.7 billion | Rheumatoid arthritis (RA) |

Roche sales assumes 1.08775 CHF/USD

# How Long Will PDL Receive Royalties from Queen et al. Patents?

- **PDL's revenues consist of royalties generated on sales of licensed products**
  - Sold in a patented jurisdiction before the expiration of the Queen et al. patents in mid-2013 through end of 2014

    or

    Made prior to the expiration of the Queen et al. patents in a patented jurisdiction and sold anytime thereafter



Example of Antibody Bulk Manufacturing Schedule
Cell Culture
3 mos
Purification to Concentrated Bulk/Frozen
1mo
Quality Release Testing
1mo
Bulk Frozen Storage
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos



Example of Antibody Formulation, Fill and Finish Schedule
Thaw, Formulation & Vial Filling
½ month
Quality Release
1 month
Packaging & Quality
½ month
Inventory
2-3 months

PDL BioPharma

# Queen et al Patents - Royalty Rates

- **Tysabri and Actemra**
  - Flat, low single-digit royalty
- **Genentech Products (Avastin, Herceptin, Lucentis[1] and Xolair)**
  - Tiered royalties on product made or sold in US
  - Flat, 3% royalty on product made and sold outside US
  - Blended global royalty rate on Genentech Products in 2011 was 1.8%
  - Blended royalty rate on Genentech Products in 2011 made or sold in US was 1.4%

| Genentech Product Made or Sold in U.S. | |
|---|---|
| Net Sales up to $1.5 Billion | *3.0%* |
| Net Sales Between $1.5 Billion and $2.5 Billion | *2.5%* |
| Net Sales Between $2.5 Billion and $4.0 Billion | *2.0%* |
| Net Sales Over $4.0 Billion | *1.0%* |
| ***Genentech Product Made and Sold Ex-U.S.*** | |
| Net Sales | *3.0%* |

1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues in 2012.

# Ex-US Manufacturing & Sales

- **Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made and sold ex-US**
  - Current production at Penzburg (Herceptin) and Basel (Avastin) plants
    - In June 2011, Roche completed 191 million SFr upgrade and expansion of Penzberg facility
  - Two new plants in Singapore (CHO = Avastin and e. coli = Lucentis)


Percent of Net Worldwide Sales
80%
70%
60%
50%
40%
30%
20%
10%
0%
56%
19%
53%
28%
57%
27%
73%
43%
68%
26%
70%
35%
Q3-2011
Q4-2011
Q1-2012
Q3-2011
Q4-2011
Q1-2012
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales
As reported to PDL by its licensee

PDL BioPharma


PDL
BioPharma

# Royalty Products – Approved



# Royalty Products - Avastin

- **Avastin**
- Herceptin
- Lucentis
- Xolair
- Tysabri
- Actemra

- ✓ On December 23, 2011, Roche announced that EU approved its use in combination with standard chemotherapy for treatment of newly diagnosed ovarian cancer.
- ✓ On December 28, 2011, data from Phase 3 trial in patients with advanced, previously untreated ovarian cancer was published in *NEJM* showing an improvement in primary endpoint of progression-free survival but not secondary endpoint of overall survival.
  - Roche said that it is unlikely to seek approval in the US, but will not make final decision until overall survival data is available in 2013.
- ✓ In its April 12, 2012 conference call with the financial community, Roche reported:
  - Growth of 1% in global sales in 1Q12;
  - Market share in 1st line metastatic colorectal and non-small cell lung cancers stable in EU, US and Japan in 4Q11, 1Q12 and 1Q12, respectively; and
  - Market share in 1st line metastatic breast cancer had stabilized in EU as of 4Q11 and bottomed out in US as of 1Q12.
- ✓ On June 2, 2012, Genentech and Roche reported that Phase 3 trial in patients with metastatic colorectal cancer who received Avastin plus chemotherapy as initial treatment and then Avastin plus a different chemotherapeutic after disease progression met its primary endpoint of overall survival when compared to patients who received only chemotherapy when the disease progressed:
  - Overall survival was 11.2 months compared to 9.8 months; and
  - Median PFS was 5.7 months compared to 4.1 months.
  - Genentech and Roche expect to make a global filing in 2012.

# Royalty Products - Herceptin

- Avastin
- **Herceptin**
- Lucentis
- Xolair
- Tysabri
- Actemra

✓ In its April 12, 2012 conference call with the financial community, Roche reported:

- Growth of 7% in global sales in 1Q12;
- HER2 adjuvant use strong in US with market penetration of ~94% and 1st line in metastatic breast cancer at 87%;
- 1st line use in metastatic breast cancer at 73% in EU; and
- HER2 testing in metastatic gastric cancer at ~95% in EU and US.

# Royalty Products - Lucentis

- Avastin
- Herceptin
- **Lucentis**
- Xolair
- Tysabri
- Actemra

✓ In its April 12, 2012 call with the financial community, Roche reported:

- Lucentis market share in US in AMD moderately declined with Lucentis taking 36% of new patient share, Eylea taking 12% and Avastin taking 51%.
- In US, new patient share in retinal vein occlusion was stable at 26%.
- PDUFA date for visual impairment due to diabetic macular edema (DME) is August 2012 – Lucentis is already approved for DME in EU.
- Application for approval of Lucentis in 0.5 mg dose used PRN filed in US.

✓ On April 30, 2012, two year results from the CATT study comparing Lucentis and Avastin in the treatment of AMD were released.

- Monthly injections of both drugs improved visual acuity more than dosing as needed.
- Monthly injections of Lucentis and Avastin improved visual acuity at two years by 8.8 and 7.8 letters, respectively.
- As needed injections of Lucentis and Avastin improved visual acuity at two years by 6.7 and 5.0 letters, respectively.
- Higher rate of serious adverse events (other than death and arteriothrombotic events) in the Avastin treated patients persisted at two years.

# Royalty Products - Tysabri

- Avastin
- Herceptin
- Lucentis
- Xolair
- **Tysabri**
- Actemra

- ✓ On January 20, 2012, Biogen Idec and Elan announced that FDA approved a label change that identifies anti-JCV antibody status as a risk factor for developing an infrequent but serious brain infection known as progressive multifocal leukoencephalopathy.
- ✓ As of the end of March 2012, Biogen Idec estimates that approximately 66,600 patients were on commercial and clinical therapy worldwide.

PDL BioPharma

# Royalty Products - Actemra

- Avastin
- Herceptin
- Lucentis
- Xolair
- Tysabri
- **Actemra**

- ✓ On March 1, 2012, Genentech announced positive preliminary results showing that patients who received Actemra as monotherapy achieved a significantly greater reduction in disease activity (assessed by the mean change of DAS28) after 24 weeks than those given Humira monotherapy.
  - Statistical significance was also achieved on key secondary endpoints including DAS28 remission and low disease activity, ACR20, 50 and 70.
- ✓ Application for approval for Juvenile Idiopathic Arthritis expected in 1H2012 based on positive Phase 3 results.
- ✓ In its April 12, 2012 call with the financial community, Roche reported that global sales increased 46%.
- ✓ On May 2, 2012, Roche announced clinical trial results showing comparable efficacy of subcutaneous formulation of Actemra weekly compared to Actemra intravenous (formulation every four weeks.
- ✓ Regulatory filings for approval expected in 2012.


PDL
BioPharma

# Potential Royalty Products – Development Stage



# Potential Royalty Products – T-DM1

**T-DM1**
Breast HER2+ Cancer

**Ocrelizumab**
Multiple Sclerosis

**Pertuzumab**
Breast HER2+ Cancer

**Afutuzumab**
Chronic Lymphocytic Leukemia

**Bapineuzumab**
Alzheimer's Disease

**Solanezumab**
Alzheimer's Disease

**Datoluzumab**
Colorectal Cancer

**Daclizumab**
Multiple Sclerosis

**Farletuzumab**
Ovarian Cancer

- ✓ In its February 1, 2012 call with the financial community, Roche estimated annual sales in excess of $1 billion when approved.
- ✓ On June 2, 2012, Roche/Genentech said that the Phase 3 trial of second line therapy in patients with metastatic HER2+ breast cancer comparing treatment with T-DM1 versus treatment with Tykerb and Xeloda showed:
  - Significant improvement in PFS of 35% (9.6 months v. 6.4 months);
  - One-year survival of 84.7% compared to 77.0%;
  - Response rate of 43.6% compared to 30.8%; and
  - Grade 3 or higher AE's of 40.8% compared to 57.0%
- ✓ Roche/Genentech expect to file for second line approval in 2012 and first line in 2014.

# Potential Royalty Products – Pertuzumab

- **T-DM1**
  Breast HER2+ Cancer
- **Ocrelizumab**
  Multiple Sclerosis
- **Pertuzumab**
  Breast HER2+ Cancer
- **Afutuzumab**
  Chronic Lymphocytic Leukemia
- **Bapineuzumab**
  Alzheimer's Disease
- **Solanezumab**
  Alzheimer's Disease
- **Datoluzumab**
  Colorectal Cancer
- **Daclizumab**
  Multiple Sclerosis
- **Farletuzumab**
  Ovarian Cancer

✓ Pertuzumab + Herceptin + docetaxel improved PFS by 6.1 months in first line treatment of HER2+ breast cancer patients compared to placebo + Herceptin + docetaxel (18.5 months v. 12.4 months, respectively).

✓ On December 7, 2011, Genentech and Roche announced that they had filed applications for approval in US and EU for treatment of patients with previously untreated, HER2-positive metastatic breast cancer.

✓ In its February 1, 2012 call with the financial community, Roche estimated annual sales in excess of $1 billion when approved.

✓ On February 7, 2012, Genentech and Roche announced that the FDA had granted priority review of this application with a PDUFA date of June 8, 2012.

# Potential Royalty Products – Afutuzumab

- **T-DM1**
  Breast HER2+ Cancer
- **Ocrelizumab**
  Multiple Sclerosis
- **Pertuzumab**
  Breast HER2+ Cancer
- **Afutuzumab**
  Chronic Lymphocytic Leukemia
- **Bapineuzumab**
  Alzheimer's Disease
- **Solanezumab**
  Alzheimer's Disease
- **Datoluzumab**
  Colorectal Cancer
- **Daclizumab**
  Multiple Sclerosis
- **Farletuzumab**
  Ovarian Cancer

✓ Data from Phase 3 in front line treatment of CLL compared to chemotherapy due in 2012.

# Potential Royalty Products – Bapineuzumab

- **T-DM1** Breast HER2+ Cancer
- **Ocrelizumab** Multiple Sclerosis
- **Pertuzumab** Breast HER2+ Cancer
- **Afutuzumab** Chronic Lymphocytic Leukemia
- **Bapineuzumab** Alzheimer's Disease
- **Solanezumab** Alzheimer's Disease
- **Datoluzumab** Colorectal Cancer
- **Daclizumab** Multiple Sclerosis
- **Farletuzumab** Ovarian Cancer

✓ 4 Phase 3 trials with more than 4,000 patients stratified by apoE4 carrier status and three Phase 3 extension studies.

✓ In its May 1, 2012 call with the financial community, Pfizer stated:

- US Phase 3 trial of apoE4 carriers is completed and database is being locked;
- US Phase 3 trial of non-apoE4 carrier is expected to be complete in the summer; and
- Top line results from both trials will be released at the same time in 3Q12 and presented at an unspecified medical conference.

# Potential Royalty Products – Solanezumab

- **T-DM1**
  Breast HER2+ Cancer
- **Ocrelizumab**
  Multiple Sclerosis
- **Pertuzumab**
  Breast HER2+ Cancer
- **Afutuzumab**
  Chronic Lymphocytic Leukemia
- **Bapineuzumab**
  Alzheimer's Disease
- **Solanezumab**
  Alzheimer's Disease
- **Datoluzumab**
  Colorectal Cancer
- **Daclizumab**
  Multiple Sclerosis
- **Farletuzumab**
  Ovarian Cancer

✓ 2 Phase 3 trials with approximately 2,000 patients and 1 Phase 3 extension study.

✓ In its 2011 earnings call, Lilly reported that an independent monitoring committee conducted interim safety and futility analyses and recommended that the trials continue.

✓ Lilly confirmed that Phase 3 data expected in second half of 2012.

✓ PDL receives 12.5 year know-how royalty of 2% from date of first sale in addition to patent royalty.

PDL BioPharma

# Potential Roles of Herceptin, TDM-1 and Pertuzumab in Breast Cancer



1st Line Metastatic HER2+ Breast Cancer
Herceptin + chemo
Herceptin + pertuzumab + chemo
TDM-1 + pertuzumab
2nd Line Metastatic HER2+ Breast Cancer
Xeloda + lapatinib
TDM-1
Adjuvant HER2+ Breast Cancer
Herceptin + chemo
Herceptin sc + Chemo
Herceptin sc + pertuzumab + chemo
2010
2011
2012
2013
2014
2015
2016

PDL BioPharma

# Genentech / Roche – Product Pipeline

## US & EU Filings Calendar

### 2012

- **Lucentis** – AMD 0.5 mg PRN (US)
- **Avastin** – MBC 2nd line (EU)
- **Avastin** – mCRC TML
- **Herceptin** – Subcutaneous Formulation
- **T-DM1** – HER 2+ Advanced mBC
- **Actemra** – SC Formulation (EU)
- **Actemra** – RA DMARD H2H (EU)

### 2013

- **Avastin** – Relapsed Ovarian (US)
- **Avastin** – Ovarian Cancer 1st Line (US)
- **Avastin** – BC Adjuvant HER2+
- **Avastin** – BC Adj Triple Negative
- **Avastin** – Glioblastoma 1st Line
- **Herceptin** – BC HER 2+ Adj 2 Year
- **Actemra** – Early RA
- **Xolair** – Chronic Urticaria
- **Afutuzumab (GA101)** – Chronic Lymphocytic Leukemia

### 2014

- **T-DM1** – HER 2+ mBC 1st Line
- **Ocrelizumab**[1] – PPMS & RRMS

1. Not a licensed product    Source: Roche investor update, February 1, 2012



# Financials



# First Quarter 2012 Overview

| | Quarter Ended March 31 (In thousands, except per share amounts) 2012 | 2011 |
|---|---|---|
| Royalty revenues | $ 77,344 | $ 73,336 |
| G&A Expenses | 6,945 | 5,779 |
| Operating income | 70,399 | 77,557 |
| Interest expense | (8,700) | (9,154) |
| Income before income taxes | 61,789 | 68,578 |
| Income tax expense | 21,605 | 24,033 |
| Net income | 40,184 | 44,545 |
| Net income per share - Basic | $0.29 | $0.32 |
| Net income per share - Diluted | $0.29 | $0.25 |

| | March 31, 2012 | Dec. 31, 2011 |
|---|---|---|
| Cash, cash equivalents and investments | $192,512 | $227,946 |
| Total assets | $234,963 | $269,471 |
| Total debt carrying value | $371,772 | $409,985 |

PDL BioPharma


PDL
BioPharma

# Debt



# Current and Long-Term Liabilities

| Convertible Notes | Conversion Rate per $1,000 Principal Amount | Approximate Conversion Price Per Common Share | Effective Date | Principal Balance Outstanding |
|---|---|---|---|---|
| May 2015 Notes | 139.2165 | $ 7.18 | March 5, 2012 | $ 155,250,000 |
| Series 2012 Notes | 159.098 | $ 6.29 | March 5, 2012 | $ 179,000,000 |
| February 2015 Notes | 159.098 | $ 6.29 | March 8, 2012 | $ 1,000,000 |
| Secured Non-Recourse Notes | N/A | N/A | N/A | $ 69,531,000 |

- Bond hedge effectively increases conversion price in May 2015 Notes to $8.45.
- In 2011 and 2012, we restructured two convertible notes to "net-share" settled and eliminated 44.8 million dilutive shares from the diluted earnings per share calculation in the first quarter of 2012 when compared to the first quarter of 2011.
- In 3Q12, we expect to retire the Secured Non-Recourse Note returning to PDL approximately 40% of the Genentech royalties currently dedicated to payment of the Notes quarterly principal and interest.

PDL BioPharma


PDL
BioPharma

# Legal Matters



# Pending Dispute with Genentech and Roche

- **In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL's supplementary protection certificates (SPCs)**
  - Products include Avastin, Herceptin, Lucentis and Xolair
  - SPCs are patent extensions in Europe that are issued on a country-by-country and product-by-product basis

- **PDL Response**
  - Genentech's assertions are without merit
  - PDL disagrees with Genentech's assertions of non-infringement
  - Genentech had waived its rights to challenge our patents, including SPCs in its 2003 Settlement Agreement with PDL

- **2003 Settlement Agreement**
  - Resolved intellectual property disputes between the two companies at that time
  - Limits Genentech's ability to challenge infringement of PDL's patent rights, including SPCs, and waives Genentech's right to challenge or assist other in challenging the validity of our patent rights

# Nevada Lawsuit Against Genentech/Roche

- **PDL filed a lawsuit against Genentech and Roche in Nevada state court**
  - Lawsuit states that fax constitutes a breach of 2003 Settlement Agreement because Genentech assisted Roche in challenging PDL's patents and SPCs
  - Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney's fees
- **In November 2010, Genentech and Roche filed two motions to dismiss**
  - They contend that 2003 Settlement Agreement applies only to PDL's U.S. patents
  - They asserted that the Nevada court lacks personal jurisdiction over Roche
- **On July 11, 2011, court denied Genentech and Roche's motion to dismiss four of PDL's five claims for relief and denied Roche's separate motion to dismiss for lack of personal jurisdiction**
  - The court dismissed one of PDL's claims that Genentech committed a bad-faith breach of the covenant of good faith and fair dealing
  - Subsequent to the ruling, Roche has waived its defense that the Nevada court lacks personal jurisdiction for the purposes of this lawsuit
- **The court ruling allows PDL to continue to pursue its claims that**
  - Genentech is obligated to pay royalties to PDL on international sales of the Genentech Products
  - Genentech, by challenging, at the behest of Roche and Novartis, whether PDL's SPCs cover the Genentech Products breached its contractual obligations to PDL under the 2003 settlement agreement
  - Genentech breached the implied covenant of good faith and fair dealing with respect to the 2003 settlement agreement
  - Roche intentionally and knowingly interfered with PDL's contractual relationship with Genentech in conscious disregard of PDL's rights
- **Parties are currently in discovery and trial is re-scheduled for October 2013**



# Optimizing Stockholder Return



# Business Strategy

- Queen et al. patents expire in mid-2013 to December 2014; we anticipate royalties will likely continue thereafter based on inventory
- PDL has two possible future pathways

**Obtain new revenue generating assets**

- Invest in new assets to be able to continue to pay dividends
  - Backed by commercial stage products
  - Target range of $75MM to $150MM
- Company continues as long as it can generate satisfactory return

**If unable to acquire revenue generating assets on attractive terms**

- Repay debt
- Use all excess cash to pay dividends and/or buy shares to enhance shareholder return
- Wind-up company in 2016 timeframe

# Investment Highlights

- **Strong historic revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and purchase of new revenue generating assets**
- **Potential to grow and diversify revenues with the addition of new revenue generating assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity – volume averages 1.5 million shares/day**
- **Return to stockholders**
  - In 2011, paid regular, quarterly dividends totaling $0.60/share
  - In 2012, paid regular, quarterly dividends of $0.15/share on March 14 and will pay on June 14, September 14 and December 14